UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2010

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road,
Fengtai Technology Park, Beijing, China 100070

Registrant’s telephone number, including area code (86)-10-8367-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2010, Telestone Technologies Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter ended June 30, 2010. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.01 Regulation FD Disclosure.

On August 13, 2010, the Company held an earnings conference in connection with its earnings for the fiscal quarter ended June 30, 2010. A copy of the earnings conference script is attached as Exhibit 99.2 to this report on Form 8-K.

On August 16, 2010, the Company issued a press release providing a backlog figure of $106.0 million on its second quarter conference call hosted on August 13, 2010. A copy of the press release is attached as Exhibit 99.3 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of the Company, dated August 12, 2010
99.2	Earnings Conference Script of the Company, dated August 13, 2010
99.3	Press Release of the Company, dated August 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: August 16, 2010	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer